NUMBER                                                              SHARES

                        PACIFICHEALTH LABORATORIES, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                COMMON STOCK                   CUSIP 695113 10 0

THIS CERTIFIES THAT:


is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0025 PAR VALUE EACH OF

                        PACIFICHEALTH LABORATORIES, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation of and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.





DATED:                             COUNTERSIGNED


                                                                STOCKTRANS, INC.
                                        7 E. LANCASTER AVENUE, ARDMORE, PA 19003
                                                                  TRANSFER AGENT
                                   BY:


                                     [SEAL]



                                                            AUTHORIZED SIGNATURE



         /s/ David Portman                          /s/ Robert Portman
        --------------------                      -----------------------
               SECRETARY                                 PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         of survivorship and not as tenants
         in common



UNIF GIFT MIN ACT-_________as Custodian for_________
                   (Cust)                   (Minor)
                  under Uniform Gifts to Minors
                  Act____________
                       (State)




     Additional abbreviations may also be used though not in the above list.


For Value Received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                                    ____________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                      EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                                CHANGE WHATEVER.


THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES SUCH
REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER
AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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STOCK MARKET INFORMATION EXCHANGE